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                                                                     EXHIBIT 4.8

                       FORM OF COMMON STOCK CERTIFICATE

     COMMON                                                          COMMON
PAR VALUE OF $1.00                                            PAR VALUE OF $1.00

                            [PICTURE APPEARS HERE]

     INCORPORATED UNDER                 THIS CERTIFICATE IS TRANSFERABLE IN THE
THE LAWS OF THE STATE OF DELAWARE          CITY OF NEW YORK OR IN LOS ANGELES
                                                   OR IN SAN FRANCISCO

  SEE REVERSE FOR                                    CUSIP 915289 10 2
CERTAIN DEFINITIONS
    AND TERMS

                              UNOCAL CORPORATION
This Certifies that
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is the record holder of

                FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

Unocal Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED:                                   /s/ Dennis Codon
        CHEMICAL TRUST COMPANY OF CALIFORNIA                      Vice President
                TRANSFER AGENT AND REGISTRAR

      BY_____________________                                 /s/ B. Dewez
        AUTHORIZED SIGNATURE                       ASSISTANT CORPORATE SECRETARY





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                              UNOCAL CORPORATION

    A copy of the statement of rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation and upon the holders thereof as established by its Articles of Incorporation will be furnished to the stockholders of the Corporation upon request and without charge at the principal office of the Corporation in Los Angeles, California.

    This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Rights Agreement dated as of January 29, 1990 by and between the Corporation and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"), the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate. Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. The Corporation will mail to the record holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM--as tenants in common                  UNIF GIFT MIN ACT--              Custodian
    TEN ENT--as tenants by the entireties                             -------------------------------------
    JT TEN --as joint tenants with right of                                  (Cust)                (Minor)
             survivorship and not as tenants                          under Uniform Gifts to Minors
             in common                                                Act
                                                                          ----------------------------
                                                                                      (State)
                                                    UNIF TRF MIN ACT--          Custodian (until age       )
                                                                      -------------------------------------
                                                                        (Cust)
                                                                                     under Uniform Transfers
                                                                      ---------------
                                                                          (Minor)
                                                                      to Minors Act
                                                                                  ------------------------
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,            hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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+                                    +
+                                    +
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                X
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                X
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                  NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.